Exhibit 10.6

NATIONAL FINANCIAL COMMUNICATIONS CORP.

CONSULTING AGREEMENT

AGREEMENT (this "Agreement") made as of the st' day of June, 2008 between National Stem Cell Holding, Inc., a Delaware corporation, maintaining its principal offices at 187 Mill Lane, Mountainside, NJ 07092, (hereinafter referred to as the "Client") and National Financial Communications Corp. DBA/ OTC Financial Network, a Commonwealth of Massachusetts corporation maintaining its principal offices at 300 Chestnut St, Suite 200, Needham, MA 02492 (hereinafter referred to as the "Consultant"). The parties to this Agreement are hereinafter referred to as the "Parties."

WITNESSSETH:

WIIEREAS, the Consultant is engaged in the business of providing and rendering public relations and communications services and has knowledge, expertise and personnel to render the requisite services to the Client; and

WHEREAS, the Client is desirous of retaining the Consultant for the purpose of obtaining public relations and corporate communications services so as to better, more fully and more effectively deal and communicate with its shareholders and the investment banking community.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, it is agreed as follows:

1.

Engagement of the Consultant. The Client herewith engages the Consultant and the Consultant agrees to render to the Client public relations, communications, advisory and consulting services.

A.

The consulting services to be provided by the Consultant shall include, but are not limited to, the development, implementation and maintenance of an ongoing program to increase the investment community's awareness of the Client's activities and to stimulate the investment community's interest in the Client. The Client acknowledges that the Consultant' ability to relate information regarding the Client's activities is directly related to the information provided by the Client to the Consultant.

B.

the Client acknowledges that the Consultant will devote such time as is reasonably necessary to perform the services for the Client, having due regard for the Consultant's commitments and obligations to other businesses for which it performs consulting services.

II.

Compensation and Expense Reimbursement.

A. The Client will pay the Consultant, as compensation for the services provided for in this Agreement and as reimbursement for expenses incurred by the Consultant on the Client's behalf, in the manner set forth in Schedule A annexed to this Agreement which Schedule.

B.

 In addition to the compensation and expense reimbursement referred to in Section 2(A) above, the Consultant shall be entitled to receive from the Client a "Transaction Fee", as a result of any Transaction resulting from an introduction (as described below) between the Client and• any other company, entity, person, group or persons or other party which is introduced to, or put in contact with, the Client by the Consultant, or by which the Client has been introduced to, or has been put in contact with, by the Consultant. A "Transaction" shall mean merger, sale of assets through an acquisition, consolidation or other similar transaction or series or combination of transactions whereby the Client or such other party transfer to the other, or both transfer to a third entity or person, stock, assets, or any interest in its business in exchange for stock, assets, securities, cash or other valuable property or rights, or wherein they make a contribution of capital or services to a joint venture, commonly owned enterprise or business opportunity with the other for purposes of future business operations and opportunities. The services to be rendered by the Consultant to the Client shall under no circumstances include the following:

 1.

Any activities which could be deemed by the Securities and Exchange Commission to constitute investment banking or any other activities required by the Consultant to be registered as a broker-dealer under the Securities Act of 1934.

2.

Any activities which could be deemed to be in connection with the offer or sale of securities in a capital-raising transaction.

To be a Transaction covered by this section, the transaction must occur during the term of this Agreement or the one year period following the expiration of this Agreement.

The calculation of a Transaction Fee will be a predetermined flat fee the amount of which will be agreed to by both parties and shall be based upon the total value of the consideration, securities, property, business, assets or other value given, paid, transferred or contributed by, or to, the Client. Such fee shall be agreed upon by both parties either verbally or in writing and paid by certified funds at the closing of the Transaction.

III.

Term and Termination, This Agreement shall be for a period of one year commencing May 20, 2008 and terminating May 19, 2009. If the Client does not cancel the contract during the term, the contract will be automatically extended for an additional six months.

IV.

Treatment of Confidential Information. The Consultant shall not disclose, without the consent of the Client, any financial and business information concerning the business, affairs, plans and programs of the Client which are delivered by the Client to the Consultant in connection with the Consultant's services hereunder, provided such information is plainly and prominently marked in writing by the Client as being confidential (the "Confidential Information"). The Consultant will not be bound by the foregoing limitation in the event (i) the Confidential

I

Information is otherwise disseminated and becomes public information or (ii) the Consultant is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.

V.

Representation by the Consultant of other clients. The Client acknowledges and consents to the Consultant rendering public relations, consulting and/or communications services to other clients of the Consultant engaged in the same or similar business as that of the Client.

VI.

Indemnification by the Client as to Information Provided to the Consultant. The Client acknowledges that the Consultant, in the performance of its duties, will be required to rely upon the accuracy and completeness of information supplied to it by the Client's officers, directors, agents and/or employees. The Client will indemnify, hold harmless and defend the Consultant, its officers, agents and/or employees from any proceeding or suit which arises out of or is due to the inaccuracy or incompleteness of any material or information supplied by the Client to the Consultant,

VII.

 Independent Contractor. It is expressly agreed that the Consultant is acting as an independent contractor in performing its services hereunder. The Client shall carry no workers compensation insurance or any health or accident insurance on the Consultant or consultant's employees. The Client shall not pay any contributions to social security, unemployment insurance, Federal or state withholdiztg taxes nor provide any other contributions or benefits which might be customary in an employer-employee relationship.

VIII.

Non-Assignment. This Agreement shall not be assigned by either party without the written consent of the other party.

IX.

Notices. Any notice to be given by either Party to the other hereunder shall be sufficient if in writing and personally delivered, or mailed with •a delivery confirmation or sent by a recognized national overnight delivery service addressed to such Party at the address specified on the first page of this Agreement or such other address as either Party may have given to the other in writing.

X.

Entire Agreement. The within agreement contains the entire agreement and understanding between the parties and supersedes all prior negotiations, agreements and discussions concerning the subject matter hereof

XI.

Modification and Waiver. This Agreement may not be altered or modified except by writing signed by each of the respective parties hereof. No breach or violation of this Agreement shall be waived except in writing executed by the party granting such waiver.

XTl

Law to Govern; Forum for Disputes. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts without giving effect to the principle of conflict of laws. Each Party acknowledges to the other that courts within the City of Boston, Massachusetts shall be the sole and exclusive forum to adjudicate any disputes arising under this Agreement. 'In the event of delinquent fees owed to the Consultant, the Client will be responsible for pay for all fees associated with the collection of these fees.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first written above.

National Financial Communications Corp.

By: /s/Geoffrey Eiten, President

          Geoffrey Eiten, President

National Stem Cell Holding, Inc.

By: /s/Michael Cohen, CEO

          Michael Cohen, CEO

SCHEDULE A-1 PAYMENT FOR. SERVICES AND REIMBURSEMENT OF EXPENSES.

SCHEDULE A-2 GRANT OF OPTIONS TO NATIONAL FINANCIAL COMMUNICATIONS CORP. IN ADVANCE OF SERVICES RENDERED

SCHEDULE A-1

PAYMENT FOR SERVICES AND REIMBURSEMENT OF EXPENSES

A

For the services to be rendered and performed by the Consultant during the term of the Agreement, the Client shall pay to the Consultant the sum of $5,000 per month payable in cash and/or free-trading shares. If the Client decides to pay for the entire base fee with 100% shares vs. cash, the Client must also issue at least three months worth of base fees at the signing of this agreement in those shares. The amount of shares will be determined by the bid price at the date of this contract. The Consultant will keep an accounting of the sales of stock and deduct those net proceeds from the base fee per month owed. if there are not enough funds to cover the annual fee, the Client will either pay additional shares or cover the deficit or the Client will pay the deficit in cash for that particular month,

B

The Client shall also reimburse the Consultant for all reasonable and necessary out-of pocket expenses incurred in the performance of its duties for the Client upon presentation of statements setting forth in reasonable detail the amount of such expenses. The Consultant shall not incur any expense for any single item in excess of $250 either verbally or written except upon the prior approval of the Client. The Consultant understands that any travel, entertainment or other expense which it may incur and which may be referable to more than one of its clients (including the Client) will be prorated among the Clients For whom such expense has been incurred. Shares will be accepted for payment of expenses in the same manner as the base fee per month in Paragraph A above.

National Financial Communications Corp.

By:  Geoffrey Eiten

:

June 1, 2008

Geoffrey Eiten, President

Date

National Stem Cell Holding, Inc.

By; Michael Cohen

June 1. 2008

Michael Cohen, CEO

Date

SCHEDULE A-2

GRANT OF OPTIONS TO NATIONAL FINANCIAL COMMUNICATIONS CORP. N ADVANCE OF SERVICES RENDERED

A.

Grant of Options and Option Exercise Price. As compensation for the services to be rendered by The Consultant hereunder, the Client herewith issues and grants to The Consultant stock options the "Options") to purchase an aggregate of one (1,000,000) million shares of the Client's Common Stock at an exercise price of $0.75 per share for 250,000, $1.25 for 250,000 shares and $2.00 for 500,000 shares. The Options are exercisable during the period commencing on the date hereof and ending two years subsequent to the termination date of this Agreement. These restricted shares will be issued to the Consultant upon the signing of this Agreement and held by the Client until payment is made.

B.

Manner of Exercise. Exercise of any of the Options by the Consultant shall be by written notice to the Client accompanied by the Consultant's certified or bank check for the purchase price of the shares being purchased. Upon receipt of such notice and payment, the Client shall promptly cause to be issued, without transfer or issue tax to the option holder, the number of shares for which the Option has been exercised, registered in the name of the Consultant. Such shares, when released to the Consultant, shall be fully paid and non-assessable.

C.

Option Shares. The Consultant acknowledges that any shares which it may acquire from the Client pursuant to the exercise of the Options provided for herein will not have been registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and therefore may not be sold or transferred by The Consultant except in the event that such shares are the subject of a registration statement or any future sale or transfer is, in the opinion of counsel for the Client, exempt from such registration provisions. The Consultant acknowledges that any shares which it may acquire pursuant to the exercise of the Options will be for its own account and for investment purposes only and not with a view to the resale or redistribution of same, The Consultant further consents that a legend substantially as follows be placed upon all certificates representing the shares which may be issued to the Consultant upon the exercise of the Options:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED 1N THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE' CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

The Consultant further consents that no stop transfer instruction will be placed on certificates issued to it upon the exercise of the Options.

(i)

If the Client executes a Registration during the term of the contract, then the Consultant's shares will be added to this Registration at no cost to the Consultant. The Client shall bear all costs and expenses attributable to such registration, excluding fees and expenses of the Consultant's counsel and any underwriting or selling commission. The Client shall maintain the effectiveness of such registration until all the Options are exercised or throughout the term of this Agreement and for a 120 day period thereafter.

(ii)

Notwithstanding the foregoing, if the Shares issuable upon exercise of the Options are not otherwise registered under the Securities Act and the Client shall at any time after the data hereof propose to file a registration statement under the Securities Act, which registration statement shall include shares of Common Stocic of the Client or any selling shareholder, the Client shall give written notice to the Consultant of such proposed registration and will permit the Consultant to include in such registration all Shares which it has acquired as of the date of such notice. The Client shall bear all costs and expenses attributable to such registration, excluding fees and expenses of the Consultant's counsel and any underwriting or selling commission.

D. Adjustments in Option Shares.

(i)

In the event that the Client shall at any time sub-divide its outstanding shares of Common Stock into a greater number of shares, the Option purchase price in effect prior to such sub-division shall be proportionately reduced and the number of shares of Common Stock purchasable shall be proportionately increased, In case the outstanding shares of Common Stock of the Client shall be combined into a smaller number of shares, the Option purchase price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable shall be proportionately reduced.

(ii)

In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of this Option (other than change in par value, or from par value to no par value, or from no par value to par value, or as a result or a subdivision or combination), or in case of any consolidation or merger of the Client with or into another corporation (other than a merger in which the Client is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock, other than a change in number of the shares issuable upon exercise of the Option) or in case of any sale or conveyance to another corporation of the property of the Client as an entirety or substantially as an entirety, the Holder of this Option shall have the right thereafter to exercise this Option into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Client for which the Option might have been exercised immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. The above provisions shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances

(iii)

The Consultant reserves the right to assign these options to a third party at its own

National Financial Communications Corp.

By:  Geoffrey Eiten

June 1, 2008

Geoffrey Eiten, President

Date

National Stem Cell Holding, Inc.

By; Michael Cohen

June 1. 2008

Michael Cohen, CEO

Date